                      THIRD AMENDMENT TO CREDIT AGREEMENT

               THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of November 22, 2002, among AMERISTAR CASINOS, INC., a Nevada corporation (the "Borrower"), the various lenders party to the Credit Agreement referred to below (the "Lenders") and DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as Administrative Agent (all capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement as defined below).


                              W I T N E S S E T H:


               WHEREAS, the Borrower, the Lenders, the Administrative Agent and the other agents party thereto are party to a Credit Agreement, dated as of December 20, 2000 as amended, modified or supplemented to by the First Amendment thereto dated as of January 30, 2001 and the Second Amendment thereto dated as of May 31, 2002 (the "Credit Agreement");

               WHEREAS, the Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement; and

               WHEREAS, the Borrower and the Lenders wish to amend the Credit Agreement as provided herein;

               NOW, THEREFORE, it is agreed:

               1. Section 9.07(b) of the Credit Agreement is hereby amended by deleting the amount "$180,000,000" set forth in clause (i) thereof and inserting in lieu thereof the amount "$210,000,000".

               2. The Borrower hereby represents and warrants that (i) no Default or Event of Default exists as of the Third Amendment Effective Date (as defined below) both before and after giving effect to this Amendment and (ii) on the Third Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties (other than those representations made as of a specified date) contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects.

               3. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when the Required Lenders and the Borrower, shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: May Yip-Daniels (facsimile number 212-354-8113).

               4. If the Third Amendment Effective Date occurs, the Borrower shall pay each Lender which executed and delivered a counterpart to this Amendment on or prior to 5:00 p.m. (New York time) on November 22, 2002, a non-refundable cash fee (the "Amendment Fee") in an amount equal to 0.05% of the sum of the outstanding principal amount of the Revolving Loan Commitment and RTL Commitment of such Lender and the outstanding Term Loans of such Lender on the Third Amendment Effective Date, which fees shall be paid by the

Borrower to the Administrative Agent for distribution to the Lenders not later than the second Business Day following notice from the Administrative Agent that the Third Amendment Effective Date has occurred.

               5. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

               6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

               7. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                   *    *    *

               IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.



                                   AMERISTAR CASINOS, INC.


                                   By: /s/ Gordon R. Kanofsky
                                      ------------------------------------------
                                      Title:  Executive Vice President



                                   DEUTSCHE BANK TRUST COMPANY AMERICAS
                                      (f/k/a Bankers Trust Company),
                                      Individually and as
                                      Administrative Agent


                                   By: /s/ Stephen P. Lamham
                                      ------------------------------------------
                                      Title: Director

                                   SIGNATURE PAGE TO THE THIRD AMENDMENT DATED
                                   AS OF NOVEMBER 22, 2002, TO THE CREDIT
                                   AGREEMENT DATED AS OF DECEMBER 20, 2000,
                                   AMONG AMERISTAR CASINOS, INC., A NEVADA
                                   CORPORATION, THE VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT REFERRED TO ABOVE, WELLS FARGO BANK, N.A., AS CO-ARRANGER AND SYNDICATION AGENT, BEAR STEARNS CORPORATE LENDING INC., AS DOCUMENTATION AGENT, DEUTSCHE BANK SECURITIES INC., AS LEAD ARRANGER AND SOLE BOOK MANAGER AND DEUTSCHE BANK TRUST COMPANY AMERICAS (F.K.A BANKERS TRUST COMPANY), AS ADMINISTRATIVE AGENT

                                   BEAR STEARNS CORPORATE LENDING INC.

                                   By: /s/ Victor Bulzacchelli
                                      ------------------------------------------
                                      Title: Authorized Signatory

                                   BANK OF SCOTLAND

                                   By: /s/ Joseph Fratus
                                      ------------------------------------------
                                      Title: First Vice President

                                   THE CIT GROUP/EQUIPMENT FINANCING, INC.

                                   By: /s/ Katie J. Saunders
                                      ------------------------------------------
                                      Title: Senior Credit Analyst

                                   GENERAL ELECTRIC CAPITAL CORPORATION

                                   By: /s/ Karl Kjeffer
                                      ------------------------------------------
                                      Title: Duly Authorized Signatory

                                   NATIONAL CITY BANK OF INDIANA

                                   By: /s/ Mark A. Minnick
                                      ------------------------------------------
                                      Title: Senior Vice President

                                   THE SUMITOMO TRUST & BANKING CO., LTD, NEW
                                      YORK BRANCH

                                   By: /s/ Elizabeth A. Quirk
                                      ------------------------------------------
                                      Title: Vice President

                                   U.S. BANK

                                   By: /s/ J. Andrew Backstrom
                                      ------------------------------------------
                                      Title: Vice President

                                   WACHOVIA

                                   By: /s/ Stephen R. Karmer
                                      ------------------------------------------
                                      Title: Assistant Vice President

                                   LANDMARK CDO, LTD.
                                      By: Aladdin Asset Management LLC
                                        as Manager

                                   By: /s/ Neil Nag
                                      ------------------------------------------
                                      Title: Authorized Signatory

                                   AMMC CDO II, LIMITED
                                      By: American Money Management Corp.,
                                           as Collateral Manager

                                   By: /s/ David P. Meyer
                                      ------------------------------------------
                                      Title: Vice President

                                   STANWICH LOAN FUNDING LLC

                                   By: /s/ Ann E. Morris
                                      ------------------------------------------
                                      Title: Assistant Vice President

                                   MUIRFIELD TRADING LLC

                                   By: /s/ Ann E. Morris
                                      ------------------------------------------
                                      Title: Assistant Vice President

                                   OLYMPIC FINDTING TRUST, SERIES 1999-1

                                   By: /s/ Ann E. Morris
                                      ------------------------------------------
                                      Title: Authorized Agent

                                   SRV-HIGHLAND, INC.

                                   By: /s/ Ann E. Morris
                                      ------------------------------------------
                                      Title: Assistant Vice President

                                   GLENEAGLES TRADING LLC

                                   By: /s/ Ann E. Morris
                                      ------------------------------------------
                                      Title: Assistant Vice President

                                   PPM SHADOW CREEK FUNDING TRUST

                                   By: /s/ Ann E. Morris
                                      ------------------------------------------
                                      Title: Authorized Agent

                                   PPM SPYGLASS FUNDING TRUST

                                   By: /s/ Ann E. Morris
                                      ------------------------------------------
                                      Title: Authorized Agent

                                   MAGNETITE ASSET INVESTORS, LLC

                                   By: /s/ M. Williams
                                      ------------------------------------------
                                      Title: Director

                                   MAGNETITE ASSET INVESTORS III, LLC

                                   By: /s/ M. Williams
                                      ------------------------------------------
                                      Title: Director

                                   MAGNETITE IV CLO, LLC

                                   By: /s/ M. Williams
                                      ------------------------------------------
                                      Title: Director

                                   SENIOR LOAN FUND

                                   By: /s/ M. Williams
                                      ------------------------------------------
                                      Title: Director

                                   SIERRA CLO I

                                   By: /s/ John M. Casparian
                                      ------------------------------------------
                                      Title: Chief Operating Officer
                                               Centre Pacific LLC, Manager

                                   CARLYLE HIGH YIELD PARTNERS, LTD.

                                   By: /s/ Mark Alter
                                      ------------------------------------------
                                      Title: Managing Director

                                   CARLYLE HIGH YIELD PARTNERS II, LTD.

                                   By: /s/ Mark Alter
                                      ------------------------------------------
                                      Title: Managing Director

                                   CARLYLE HIGH YIELD PARTNERS III, LTD.

                                   By: /s/ Mark Alter
                                      ------------------------------------------
                                      Title: Managing Director

                                   MAPLEWOOD (CAYMAN) LIMITED
                                      By: David L. Babson & Company Inc., under
                                      delegate Company as Investment Manager

                                   By: /s/ Mary Stewart Law
                                      ------------------------------------------
                                      Title: Managing Director

                                   MAPLEWOOD (CAYMAN) LIMITED
                                      By: David L. Babson & Company Inc., under
                                      delegate Authority from Massachusetts
                                      Mutual Life Insurance Company as
                                      Investment Manager

                                   By: /s/ John W. Stelwagon
                                      ------------------------------------------
                                      Title: Managing Director

                                   SUFFIELD CLO, LIMITED
                                      By: David L. Babson & Company Inc.,
                                           AS Collateral Manager

                                   By: /s/ John W. Stelwagon
                                      ------------------------------------------
                                      Title: Managing Director

                                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                                      By: David L. Babson & Company Inc.,
                                           AS Investment Advisor

                                   By: /s/ John W. Stelwagon
                                      Title: Managing Director

                                   SIMSBURY CLO, LIMITED
                                      By: David L. Babson & Company Inc., under
                                      delegate authority from Massachusetts
                                      Mutual Life Insurance Company as
                                      Collateral Manager

                                   By: /s/ John W. Stelwagon
                                      ------------------------------------------
                                      Title: Managing Director

                                   SEQUILS-Cumberland I, Ltd.
                                      By: Deerfield Capital Management LLC
                                           As its Collateral Manager

                                   By: /s/ Matt Stouffer
                                      ------------------------------------------
                                      Title: Vice President

                                   ROSEMONT CLO, LTD.
                                      By: Deerfield Capital Management LLC
                                           As its Collateral Manager

                                   By: /s/ Matt Stouffer
                                      ------------------------------------------
                                      Title: Vice President

                                   BRYN MAWR CLO, LTD.
                                      By: Deerfield Capital Management LLC
                                           As its Collateral Manager

                                   By: /s/ Matt Stouffer
                                      ------------------------------------------
                                      Title: Vice President

                                   BLUE SQUARE FUNDING SERIES 3
                                      By: Deutsche Bank Trust Co. Americas fka
                                      Bankers Trust Company,

                                   By: /s/ Jennifer Bohannon
                                      ------------------------------------------
                                      Title: Assistant Vice President

                                   TRS 1 LLC

                                   By: /s/ Rosemary Dunne
                                      ------------------------------------------
                                      Title: Attorney-in-Fact

                                   COSTANTINUS EATON VANCE CDO V, LTD.
                                      By: Eaton Vance Management
                                           as Investment Advisor

                                   By: /s/ Scott Page
                                      ------------------------------------------
                                      Title: Vice President

                                   BIG SKY SENIOR LOAN FUND, LTD.
                                      By: Eaton Vance Management
                                           as Investment Advisor

                                   By: /s/ Scott Page
                                      ------------------------------------------
                                      Title: Vice President

                                   EMERALD ORCHARD LIMITED

                                   By: /s/ Susan K. Strong
                                      ------------------------------------------
                                      Title: Attorney in Fact

                                   ELF FUNDING TRUST I
                                      By: Highland Capital Management, L.P.
                                           As Collateral Manager

                                   By: /s/ Mark Okada
                                      ------------------------------------------
                                      Title: Chief Investment Officer

                                   FIDELITY ADVISOR SERIES II:
                                      FIDELITY ADVISOR FLOATING RATE HIGH INCOME

                                   By: /s/ Francis V. Knox Jr.
                                      ------------------------------------------
                                      Title: Assistant Treasurer

                                   LONGLAND MASTER TRUST IV
                                      By: Fleet National Bank as trust
                                           Administrator

                                   By: /s/ Darcey Bartel
                                      ------------------------------------------
                                      Title: Vice President

                                   FRANKLIN CLO I, LIMITED

                                   By: /s/ Richard D'Addario
                                      ------------------------------------------
                                   Title: Senior Vice President

                                   FRANKLIN CLO II, LIMITED

                                   By: /s/ Richard D'Addario
                                      ------------------------------------------
                                      Title: Senior Vice President

                                   FRANKLIN FLOATING RATE TRUST

                                   By: /s/ Richard D'Addario
                                      ------------------------------------------
                                      Title: Senior Vice President

                                   FRANKLIN FLOATING RATE MASTER SERIES

                                   By: /s/ Richard D'Addario
                                      ------------------------------------------
                                      Title: Senior Vice President

                                   SL LOANS I LIMITED
                                      By: Highland Capital Management, L.P.
                                        As Attorney-in-Fact

                                   By: /s/ Mark Okada
                                      ------------------------------------------
                                      Title: Chief Investment Officer

                                   HIGLAND LEGACY LIMITED
                                      By: Highland Capital Management, L.P.
                                           As Collateral Manager

                                   By: /s/ Mark Okada
                                      ------------------------------------------
                                      Title: Chief Investment Officer

                                   HIGHLAND OFFSHORE PARTNERS, L.P.
                                      By: Highland Capital Management, L.P.
                                           As General Manager

                                   By: /s/ Mark Okada
                                      ------------------------------------------
                                      Title: Chief Investment Officer

                                   HIGHLAND CAPITAL

                                   By: /s/ Mark Okada
                                      ------------------------------------------
                                      Title: Chief Investment Officer

                                   ARCHIMEDES FUNDING IV (CAYMAN), LTD.
                                      By: ING Capital Advisors LLC,
                                           as Collateral Manager

                                   By: /s/ Mark M. O'Shaughnessy
                                      ------------------------------------------
                                      Title: Vice President

                                   NEMEAN CLO, LTD.
                                      By: ING Capital Advisors LLC,
                                           as Investment Manager

                                   By: /s/ Mark M. O'Shaughnessy
                                      ------------------------------------------
                                      Title: Vice President

                                   SEQUILS-ING I (HBDGM). LTD.
                                      By: ING Capital Advisors LLC,
                                           as Collateral Manager

                                   By: /s/ Mark M. O'Shaughnessy
                                      ------------------------------------------
                                      Title: Vice President

                                   COPERNICUS CDO ERUO-I B.V.
                                      By: ING Capital Advisors LLC,
                                           as Collateral Manager

                                   By: /s/ Michael D. Hatley
                                      ------------------------------------------
                                      Title: Managing Director

                                   ING PRIME RATE TRUST
                                      By: ING Investments, LLC
                                           As its Investments Manager

                                   By: /s/ Jason Groom
                                      ------------------------------------------
                                      Title: Vice President

                                   OPPENHEIMER SENIOR FLOATING RATE

                                   By: /s/ David Foxhovan
                                      ------------------------------------------
                                      Title: Assistant Vice President

                                   SEABOARD CLO 2000 LTD.
                                      By: ORIX Capital Markets, LLC
                                           Its Collateral Manager

                                   By: /s/ Sheppard H.C. Davis, Jr.
                                      ------------------------------------------
                                      Title: Managing Director

                                   ADDISON CDO, LIMITED (ACCT 1279)
                                      By: Pacific Investment Management Company
                                           LLC
                                           As its Investment Advisor

                                   By: /s/ Mohan V. Phansalkar
                                      ------------------------------------------
                                      Title: Executive Vice President

                                   CAPTIVA IV FINANCE LTD. (ACCT 1275)
                                      as advised by Pacific Investment
                                      Management

                                   By: /s/ David Dyer
                                      ------------------------------------------
                                      Title: Director

                                   DELANO COMPANY (ACCT 274)
                                      By: Pacific Investment Management Company
                                           LLC
                                           As its Investment Advisor

                                   By: /s/ Mohan V. Phansalkar
                                      ------------------------------------------
                                      Title: Executive Vice President

                                   JISSEKIKUN FUNDING, LTD. (ACCT 1288)
                                      By: Pacific Investment Management Company
                                           LLC
                                           As its Investment Advisor

                                   By: /s/ Mohan V. Phansalkar
                                      ------------------------------------------
                                      Title: Executive Vice President

                                   ROYALTON COMPANY (ACCT 280)
                                      By: Pacific Investment Management Company
                                           LLC
                                           As its Investment Advisor

                                   By: /s/ Mohan V. Phansalkar
                                      ------------------------------------------
                                      Title: Executive Vice President

                                   SAN JOAQUIN CDO I LIMITED (#1282)
                                      By: Pacific Investment Management Company
                                           LLC
                                           As its Investment Advisor

                                   By: /s/ Mohan V. Phansalkar
                                      ------------------------------------------
                                      Title: Executive Vice President

                                   SEQUILS-MAGNUM, LTD. (#1280)
                                      By: Pacific Investment Management Company
                                           LLC
                                           As its Investment Advisor

                                   By: /s/ Mohan V. Phansalkar
                                      ------------------------------------------
                                      Title: Executive Vice President

                                   WRIGLEY CDO, LTD. (#1285)
                                      By: Pacific Investment Management Company
                                           LLC
                                           As its Investment Advisor

                                   By: /s/ Mohan V. Phansalkar
                                      ------------------------------------------
                                      Title: Executive Vice President

                                   STANFIELD CLO, LTD.
                                      By: Stanfield Capital Partners LLC
                                           As its Collateral Manager

                                   By: /s/ Christopher A. Bondy
                                      ------------------------------------------
                                      Title: Partner

                                   STANFIELD/RFM TRANSATLANTIC CDO, LTD.
                                      By: Stanfield Capital Partners LLC
                                           As its Collateral Manager

                                   By: /s/ Christopher A. Bondy
                                      ------------------------------------------
                                      Title: Partner

                                   WINDSOR LAON FUNDING, LIMITED
                                      By: Stanfield Capital Partners LLC
                                           As its Investment Manager

                                   By: /s/ Christopher A. Bondy
                                      ------------------------------------------
                                      Title: Partner

                                   STANFIELD ARBITRAGE CDO, LTD.
                                      By: Stanfield Capital Partners LLC
                                           As its Collateral Manager

                                   By: /s/ Christopher A. Bondy
                                      ------------------------------------------
                                      Title: Partner

                                   STANFIELD ARBITRAGE CDO, LTD.
                                      By: Stanfield Capital Partners LLC
                                           As its Collateral Manager

                                   By: /s/ Christopher A. Bondy
                                      ------------------------------------------
                                      Title: Partner

                                   HAMILTON CDO, LTD.
                                      By: Stanfield Capital Partners LLC
                                           As its Collateral Manager

                                   By: /s/ Christopher A. Bondy
                                      ------------------------------------------
                                      Title: Partner

                                   STEIN ROE FLOATING RATE LIMITED LIABILITY
                                      COMPANY
                                      By: Stein Roe & Farnham Incorporated
                                           as Advisor

                                   By: /s/ Kathleen A Ram
                                      ------------------------------------------
                                      Title: ?

                                   LIBERTY-STEIN ROE ADVISOR FLOATING RATE
                                      ADVANTAGE FUND
                                      By: Stein Roe & Farnham Incorporated
                                           as Advisor

                                   By: /s/ Kathleen A Ram
                                      ------------------------------------------
                                      Title: ?

                                   NUVEEN SENIOR INCOME FUND, as a Lender
                                      By: Symphony Asset Management LLC

                                   By: /s/ Illegible
                                      ------------------------------------------
                                      Title: Portfolio Manager

                                   TORONTO DOMINION (NEW YORK), INC.

                                   By: /s/ Susan K. Strong
                                      Title: Vice President

                                   CITIGROUP INVESTMENTS CORPORATE LOAN FUND
                                      INC.
                                      By: Travelers Asset Management
                                      International Company, LLC

                                   By: /s/ Matthew J.McInerny
                                      ------------------------------------------
                                      Title: Investment Officer

                                   COLISEUM FUNDING LTD.
                                      By: Travelers Asset Management
                                      International Company, LLC

                                   By: /s/ Matthew J.McInerny
                                      ------------------------------------------
                                      Title: Investment Officer

                                   TORONTO DOMINION (NEW YORK), INC.

                                   By: /s/ Susan K. Strong
                                      ------------------------------------------
                                      Title: Vice President

                                   VAN KAMPEN SENIOR INCOME TRUST
                                      By: Van Kampen Investment Advisory Corp.

                                   By: /s/ Brad Lang
                                      ------------------------------------------
                                      Title: Vice President

                                   VAN KAMPEN CLO I, LIMITED
                                      By: Van Kampen Investment Advisory Corp.
                                           as Collateral Manager

                                   By: /s/ Brad Lang
                                      ------------------------------------------
                                      Title: Vice President

                                   VAN KAMPEN CLO II, LIMITED
                                      By: Van Kampen Investment Advisory Corp.
                                           as Collateral Manager

                                   By: /s/ Brad Lang
                                      ------------------------------------------
                                      Title: Vice President

                                   EMERALD ORCHARD LIMITED

                                   By: /s/ Susan K. Strong
                                      ------------------------------------------
                                      Title: Attorney in Fact